UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2011 (January 27, 2011)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	File No. 1-14066	13-3849074
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

11811 North Tatum Blvd., Suite 2500, Phoenix, AZ 85028

(Address and zip code of principal executive offices)

(602) 494-5328

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 27, 2011, the Board of Directors of Southern Copper Corporation (the “Company”) amended Article VII of the Company’s Bylaws (the “Bylaws”), effective as of January 27, 2011, to allow for the issuance of uncertificated shares.  By permitting the issuance of uncertificated shares, the Company may now participate in the Direct Registration System, which is currently administered by The Depository Trust Company.  The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities and to effect transactions without the risks and delays associated with transferring physical certificates.  The amendment to the Bylaws still allows registered stockholders to request a physical stock certificate.

The text of amended Article VII of the Bylaws is filed as Exhibit 3.2 to this Current Report.

ITEM 9.01    Financial Statements and Exhibits

(d)           Exhibits:

3.2   Amendment to Article VII of the Company’s Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

	By:	/s/ Jose N. Chirinos
	Name:	Jose N. Chirinos
	Title:	Comptroller

Date: January 31, 2011

INDEX TO EXHIBITS

Exhibits

3.2          Amendment to Article VII of the Company’s Bylaws.